Exhibit 21.1

SUBSIDIARIES OF WHEELER REAL ESTATE INVESTMENT TRUST, INC.

CEDAR BRICKYARD, LLC

CEDAR CENTER HOLDINGS L.L.C. 3

CEDAR GOLDEN TRIANGLE, LLC

CEDAR HAMBURG, LLC

CEDAR PCP-SAN SOUCI, LLC

CEDAR REALTY TRUST PARTNERSHIP, L.P.

CEDAR REALTY TRUST, INC

CEDAR SOUTHINGTON PLAZA, LLC

CEDAR-CARLL’S CORNER, LLC

CEDAR-COLISEUM FF, LLC

CEDAR-FAIRVIEW COMMONS, LLC

CEDAR-FIELDSTONE MARKETPLACE, LP

CEDAR-FIELDSTONE SPE, LLC

CEDAR-SAN SOUCI SPE, LLC

CEDAR-SECOND MEMBER LLC

CEDAR-SOUTH PHILADELPHIA I, LLC

CEDAR-SOUTH PHILADELPHIA II, LLC

CEDAR-TIMPANY, LLC

CEDAR-TREXLER SPE, LLC

CEDAR-TREXLER, LLC

CHESAPEAKE SQUARE ASSOCIATES, LLC

CIF-LOYAL PLAZA ASSOCIATES, CORP.

CIF-PINE GROVE PLAZA ASSOCIATES, LLC

DF I-COURTLAND, LLC

GREENTREE ROAD L.L.C. 1

GREENTREE ROAD L.L.C. 2

PINE GROVE PLAZA ASSOCIATES, LLC

RIVERSEDGE OFFICE ASSOCIATES, LLC

TUCKERNUCK ASSOCIATES, LLC

WASHINGTON CENTER L.L.C. 1

WASHINGTON CENTER L.L.C. 2

WHEELER INTERESTS, LLC

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

WHEELER REAL ESTATE, LLC

WHEELER REIT, L.P.

WHLR - TAMPA FESTIVAL, LLC

WHLR- PIERPONT CENTER, LLC

WHLR SANGAREE ASSOCIATES, LLC

WHLR TRI-COUNTY ASSOCIATES, LLC

WHLR-ALEX CITY MARKETPLACE LLC

WHLR-BEAVER RUIN VILLAGE II, LLC

WHLR-BEAVER RUIN VILLAGE, LLC

WHLR-BRA I ASSOCIATES, LLC

WHLR-BRA II ASSOCIATES, LLC

WHLR-BROOK RUN ASSOCIATES, LLC

WHLR-BROOK RUN PROPERTY, LLC

WHLR-BRYAN STATION LLC

WHLR-CARDINAL PLAZA, LLC

WHLR-CLOVER LLC

WHLR-CONYERS CROSSING, LLC

WHLR-CROCKETT SQUARE, LLC

WHLR-CYPRESS LLC

WHLR-DARIEN, LLC

WHLR-FOLLY ROAD CROSSING, LLC

WHLR-FORREST GALLERY, LLC

WHLR-FRANKLIN VILLAGE, LLC

WHLR-FRANKLINTON SQUARE, LLC

WHLR-FREEWAY JUNCTION LLC

WHLR-FT. HOWARD SQUARE, LLC

WHLR-GEORGETOWN, LLC

WHLR-GROVE PARK, LLC

WHLR-HARRODSBURG MARKETPLACE LLC

WHLR-JANAF 1, LLC

WHLR-JANAF 2, LLC

WHLR-JANAF, LLC

WHLR-JANAF-BJ'S, LLC

WHLR-JANAF-BRAVO, LLC

WHLR-JANAF-OFFICE, LLC

WHLR-JEB, LLC

WHLR-LABURNUM SQUARE, LLC

WHLR-LADSON CROSSING, LLC

WHLR-LAGRANGE, LLC

WHLR-LAKE GREENWOOD CROSSING, LLC

WHLR-LAKE MURRAY, LLC

WHLR-LITCHFIELD MARKET VILLAGE, LLC

WHLR-LUMBER RIVER, LLC

WHLR-MONCKS CORNER, LLC

WHLR-MULLINS SOUTH PARK, LLC

WHLR-NASHVILLE COMMONS, LLC

WHLR-NEW MARKET CROSSING, LLC

WHLR-PARKWAY PLAZA, LLC

WHLR-PCSC ASSOCIATES, LLC

WHLR-RIDGELAND, LLC

WHLR-RIVERBRIDGE SHOPPING CENTER, LLC

WHLR-RIVERGATE, LLC

WHLR-SHOPPES AT MYRTLE PARK, LLC

WHLR-SOUTH LAKE POINTE, LLC

WHLR-SOUTH SQUARE LLC

WHLR-ST. GEORGE II, LLC

WHLR-ST. GEORGE LLC

WHLR-SUNSHINE SHOPPING PLAZA, LLC

WHLR-SURREY PLAZA, LLC

WHLR-TWIN CITY ASSOCIATES, LLC

WHLR-VILLAGE OF MARTINSVILLE, LLC

WHLR-WATERWAY LLC

WHLR-WESTLAND LLC

WHLR-WINSLOW, LLC